                                    EXECUTION COPY

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                       EIGHTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                    BY AND BETWEEN

                       MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                         AND

                             FEDERAL EXPRESS CORPORATION

                               DATED AS OF JULY 1, 1997



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.


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--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


SECTION                                                         PAGE

  1      Definitions ......................................     7

  2      Granting Leasehold ...............................     7

  3      Term; Delivery and Acceptance of  Possession .....     8

  4      Rental ...........................................     8

  5      Hazardous Substances/Waste........................     9

  6      Lease Agreement Still in Effect; Provisions
         Thereof Applicable to this Eighteenth Supplemental
         Lease Agreement ..................................     10

  7      Descriptive Headings .............................     11

  8      Effectiveness of this Eighteenth Supplemental
         Lease Agreement...................................     11

  9      Execution of Counterparts ........................     11

  10     Summaries.........................................     11

         Notary ...........................................     13

         Leased Parcel Summary ............................     14

         Rental Summary ...................................     16

                       EIGHTEENTH SUPPLEMENTAL LEASE AGREEMENT

    THIS EIGHTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of July, 1997, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                                 W I T N E S S E T H:

    WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

    WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings, and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings, and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

    WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on December 9, 1982 entered into a Third Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of buildings and leased equipment in the 1981 Federal Express Project; and

    WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the "Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on November 4, 1988 entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on July 12, 1989 entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on October 1, 1991 entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on July 1, 1994 entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the "Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on July 1, 1993 entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the "Twelfth Supplemental Lease Agreement") so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

    WHEREAS, Authority and Tenant on June 1, 1995 entered into a Thirteenth Supplemental Lease Agreement dated June 1, 1995, (the "Thirteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project and so as to release a certain parcel of land from the 1981 Federal Express Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on December 1, 1995 entered into a Fourteenth Supplemental Lease Agreement dated January 1, 1996, (the "Fourteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on January 1, 1997 entered into a Fifteenth Supplemental Lease Agreement dated January 1, 1997, (the "Fifteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on April 1, 1997 entered into a Sixteenth Supplemental Lease Agreement dated April 1, 1997, (the "Sixteenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, Authority and Tenant on May 1, 1997 entered into a Seventeenth Supplemental Lease Agreement dated May 1, 1997, (the "Seventeenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

    WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Seventeenth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

    WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Eighteenth Supplemental Lease Agreement.

    NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

    SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Eighteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Eighteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

    SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Eighteenth Supplemental Lease Agreement, the additional land designated as new Lease Parcels 38 and 39 which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                      PARCEL 38
                                   (WEST GSE LOT)
    Being a portion of land contained entirely within the Memphis/Shelby County Airport Authority property, City of Memphis, Shelby County, State of Tennessee and being more particularly described by metes and bounds as follows:

    COMMENCING at a point being the intersection of the centerline of Taxiway Zulu with the centerline of Taxiway Charlie, said point being N01DEG. 56'39"E, a distance of 736.87' from the existing centerline of Runway 9/27; thence northerly along said centerline of Taxiway Charlie, N01DEG. 56'39"E a distance of 136.15' to a point; thence westerly departing from said centerline of Taxiway Charlie, N88DEG. 03'21"W a distance of 160.00' to a point, said point being the TRUE POINT OF BEGINNING; thence westerly along a line being 129.50' north of and parallel with the centerline of said
       Taxiway Zulu N85DEG. 42'55"W a distance of 356.31' to a point, said point being 100.00' southeast of the centerline of Runway 3/21 (Closed); thence northeasterly along a line being 100.00' southeast of and parallel with the said centerline of Runway 3/21 (Closed) N32DEG.30'14"W a distance of 700.21' to a point, said point being 160.00' west of the said centerline of Taxiway Charlie; thence southerly along a line being 160.00' west of and parallel with the said centerline of Taxiway Charlie S01DEG. 56'39"W a distance of 617.51' to the POINT OF BEGINNING. Said described land containing 109,921 square feet or 2.523 acres, more or less.

                                      PARCEL 39
                                    (FEEDER RAMP)
    Being a part of the Memphis-Shelby County Airport Authority property, located at the Memphis International Airport within the City of Memphis, Shelby County, State of Tennessee and being more particularly described by metes and bounds as follows:

    Commencing at the centerline intersection of Taxiway "Charlie" and Taxiway "Zulu"; then northerly along said centerline of Taxiway "Charlie" N01DEG. 56'39"E a distance of 1510.49' to a point; thence westerly departing from said centerline of Taxiway "Charlie" and perpendicular to said Taxiway "Charlie" N88DEG. 03'21"W a distance of 160.00" to a point, said point being the TRUE POINT OF BEGINNING; thence continuing westerly N88DEG. 03'21"W a distance of 584.25' to a point; thence northerly N01DEG. 56'39"E a distance of 552.50' to a point; thence easterly S88DEG. 03'21"E a distance of 200.00' to a point; thence northerly N01DEG. 56'39"E a distance of 25.00' to a point; thence easterly S88DEG. 03'21"E a distance of 25.00' to a point; thence northerly N01DEG. 56'39"E a distance of 75.00' to a point; thence easterly S88DEG. 03'21"E a distance of 266.00' to a point; thence northerly N01DEG. 56'39"E a distance of 54.49' to a point; thence easterly S88DEG. 03'21"E a distance of 93.25' to a point, said point being 160.00' west of the said centerline of Taxiway "Charlie"; thence southerly parallel with and 160.00' west of said Taxiway "Charlie" S01DEG. 56'39"W a distance of 706.99' to the POINT OF BEGINNING. Said described property containing 364,430 square feet or 8.366 acres, more or less.

    SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Eighteenth Supplemental Lease Agreement shall commence at 12:01 A.M. on July 1, 1997 for the land described as Parcels 38 and 39 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

    SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Eighteenth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $3,858.06 in equal installments beginning July 1, 1998, a total rental payment of $46,296.66 per year, which the parties hereto agree is based upon an aggregate of 474,351 square feet of area at an annual rental rate of ($0.0976) per square foot.

    SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described as Parcel 38 and Parcel 39 by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on Parcel 38 and Parcel 39, and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements for Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation such "Hazardous Substances" associated with Parcel 38 and Parcel 39.

    The term "HAZARDOUS SUBSTANCES", as used in this Eighteenth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes
(i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C. Section 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.Section 9601, et seq. 42 U.S.C. Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

    SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Eighteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

    SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Eighteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Eighteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Eighteenth Supplemental Lease Agreement.

    SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Eighteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on July 1, 1997.

    SECTION 9. EXECUTION OF COUNTERPARTS. This Eighteenth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Eighteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:                          MEMPHIS-SHELBY COUNTY AIRPORT
                                  AUTHORITY

 /S/J. McMICHAEL                  BY:   /S/LARRY D. COX
-------------------------------       -------------------------------
TITLE: EXECUTIVE VICE PRESIDENT   TITLE: PRESIDENT
      -------------------------         -----------------------------


Approved as to Form and Legality:

   /S/R. GRATTAN BROWN, JR.
-----------------------------------
R. Grattan Brown, Jr., Attorney for Authority



    WITNESS:                      FEDERAL EXPRESS CORPORATION

   /S/LEANNA M. JOHNSON           BY:   /S/WILEY JOHNSON, JR.
------------------------------        -----------------------------------

TITLE:   Project Coordinator      TITLE:  Managing Director, Real Estate
        ----------------------            --------------------------------
                                          And Airport Development
                                          --------------------------------

(STATE OF TENNESSEE )
(COUNTY OF SHELBY   )

    On this 4th day of July, 1997, before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

   9/17/97                               /S/Carol D. Wolfe
-------------------------               ------------------------------
                                                Notary Public

(seal)





STATE OF TENNESSEE )
COUNTY OF SHELBY   )

    On this 1st day of JULY, 1997, before me appeared Wiley Johnson, Jr., to me personally known, who, being by me duly sworn (or affirmed), did say that he is the MANAGING DIRECTOR OF REAL ESTATE of Federal Express Corporation, the within named Lessee, and that he as such MANAGING DIRECTOR, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such MANAGING DIRECTOR.

MY COMMISSION EXPIRES

My Commission Expires:  Dec. 7, 1998            /S/Leanna M. Johnson
---------------------------------------      -----------------------------
                                                    Notary Public

(seal)

                        FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                            EFFECTIVE
LEASE           ACRES          SQUARE FEET    AGREEMENT           DATE
------          -----          -----------    ---------           ----
                                        BASE-LEASE
                                        ----------
Revised  9     128.469                        Consolidated &      08/01/79
                                              Restated

10               1.612           70,200       Consolidated &      08/01/79
                                              Restated

11               1.044           45,359       Consolidated &      08/01/79
                                              Restated


                                   PREVIOUS SUPPLEMENTS
                                   --------------------

12               2.707          117,915       First               04/01/81
                                              Supplemental
13               6.860          298,830       Second              01/01/82
                                              Supplemental
14              14.586          635,377       Fourth              07/01/83
                                              Supplemental
15              12.689          552,723       Fourth              07/01/83
                                              Supplemental
Rev 16  18.281 (19.685)         796,312       Fifth               02/01/84
                                              Supplemental
Rev 17 19.616 (124.992)       5,210,477       Sixth               04/01/84
                                              Supplemental
18               2.717          118,353       Sixth               04/01/84
                                              Supplemental
19              41.606        1,812,352       Seventh             06/01/84
                                              Supplemental
25               0.435           18,933       Eighth              07/01/88
                                              Supplemental
20              11.275          491,127       Ninth               06/01/89
                                              Supplemental
27              11.192          487,512       Tenth               10/01/91
                                              Supplemental
27 A(West)       4.058          176,777       Eleventh            07/01/94
                                              Supplemental
27 B(West)       5.706          248,533       Eleventh            07/01/94
                                              Supplemental
Southwest
Ramp            2.350           102,366       Eleventh            07/01/94
                                              Supplemental

PARCEL                                                          EFFECTIVE
LEASE         ACRES          SQUARE FEET    AGREEMENT           DATE
------        -----          -----------    ---------           ---------
32 (removed)  22.972         1,000,681      Twelfth             07/01/93
                                            Supplemental
33             8.998           391,942      Thirteenth          06/01/95
                                            Supplemental
36             3.050           132,837      Thirteenth          06/01/95
                                            Supplemental
Hangar 8 (removed)          36,946,33       Thirteenth          06/01/95
                                            Supplemental
34             9.951           433,461      Fourteenth          01/01/96
                                            Supplemental
21            19.134           833,476      Fifteenth           01/01/97
                                            Supplemental
22A (North)    3.214           140,000      Sixteenth           04/01/97
                                            Supplemental
37             2.692           117,283      Seventeenth         05/01/97
                                            Supplemental

                                   THIS SUPPLEMENT
                                   ---------------
38             2.523           109,921      EIGHTEENTH          07/01/97
                                            SUPPLEMENTAL
39             8.366           364,430      EIGHTEENTH          07/01/97
                                            SUPPLEMENTAL

                                       OPTIONS
                                       -------
22B (South)    3.310           144,200      Option, Expires 5/31/99
29             3.85            167,706      Option, Expires 9/30/2001

                                     ASSIGNMENTS
                                     -----------
23             5.923           258,008      Graber Assignment,
                                            Expires 12/31/2000
                                            Invoice FEC
                                            Final Increase 1/1/96

24             9.964           434,030      Southwide Assignment
                                            Expires 5/14/2013
                                            Invoice FEC
                                            Next Increase 5/15/98

26             9.532           415,213      BICO Assignment,
                                            Expires 7/31/2021
                                            Invoice FEC
                                            Next Increase 8/01/2011

28            10.68            465,221      Equitable Life Assignment
                                            Expires 5/14/2013
                                            Invoice FEC
                                            Next Increase 5/15/98

                               RENTAL - FEDERAL EXPRESS
                                Effective July 1, 1998

                                       ANNUAL
CATEGORY           NUMBER OF           RENTAL RATE
OF SPACE           SQUARE FEET         PER SQ. FT.         ANNUAL RENTAL
--------           -----------         -----------         -------------
Bldg. T-376                1,240           1.221            $   1,514.04
Unimproved Ground      6,043,916           0.098              592,303.77
Improved Apron         2,395,802           0.122              292,287.84
Hangar Property        72,092.67           0.903               65,099.68
Hangar Office             28,000           1.465               41,020.00
International Park     9,694,700           0.171            1,657,793.70
Former IRS Facility 2,255,137.24                            1,200,000.00
                   -------------                           -------------
                   20,490,887.91                           $3,850,019.03


                                  BREAKDOWN OF SPACE
                                  ------------------

                                       SQ. FT.        SQ. FT.
                                       ---------      ---------
Bldg. T-376             Parcel 4           1,240
-----------                            ---------
                                                          1,240
UNIMPROVED GROUND       Parcel 1         130,900
                        Parcel 2          50,000
                        Parcel 3         192,400
                        Parcel 4          32,540
                        Parcel 6          89,700
                        Parcel 9       1,167,337
                        Parcel 19      1,812,362
                        Parcel 20        491,127
                        Parcel 27A       176,777
                        Parcel 27B       248,533
                        Southwest Ramp   102,366
                        Parcel 33        391,942
                        Parcel 36        132,837
                        Parcel 34        433,461
                        Parcel 37        117,283
                        Parcel 38        109,921
                        Parcel 39        364,430
                                       ---------
                                                      6,043,916

IMPROVED APRON          Parcel 1         850,250
                        Parcel 2         226,900
                        Parcel 7         577,540
                        Parcel 9         253,600
                        Parcel 27        487,512
                                         -------
                                                      2,395,802

                                          SQ. FT.         SQ. FT.
                                          ---------       ---------
HANGAR PROPERTY         Parcel 1          44,336
                        Parcel 2          27,756.67
                                          ---------

                                                          72,092.67

HANGAR OFFICE           Parcel 1          22,400
                        Parcel 2           5,600
                                          ------          28,000

INTERNATIONAL PARK      Parcel 5          24,000
                        Parcel 8         247,254
                        Parcel 9       1,586,172
                        Parcel 10         70,200
                        Parcel 11         45,359
                        Parcel 12        117,915
                        Parcel 13        298,830
                        Parcel 14        556,334
                        Parcel 15        552,723
                        Parcel 16        796,312
                        Parcel 17      4,288,839
                        Parcel 18        118,353
                        Parcel 25         18,933
                        Parcel 21        833,476
                        Parcel 22A       140,000
                                       ------------
                                                       9,694,700

FORMER IRS FACILITY                    2,255,137.24    2,255,137.24
                                       ------------
                                       TOTAL:         20,490,887.91